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                                    EXHIBIT A

                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Golden Telecom, Inc., dated as of May 21, 2001, is, and any amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.


Date:     May 21, 2001                      ALFA TELECOM LIMITED


                                            By:   /S/ PAVEL NAZARIAN
                                                  -----------------------------
                                                  Pavel Nazarian
                                                  Director




Date:     May 21, 2001                      ALFA FINANCE HOLDINGS S.A.


                                            By:   /S/ PETER AVEN
                                                  -----------------------------
                                                  Peter Aven
                                                  Director




Date:     May 21, 2001                      CTF HOLDINGS LIMITED


                                            By:   /S/ FRANZ WOLF
                                                  -----------------------------
                                                  Franz Wolf
                                                  Director




Date:     May 21, 2001                      CROWN FINANCE FOUNDATION


                                            By:  /S/ NORBERT SEEGER
                                                 ------------------------------
                                                  Dr. Norbert Seeger
                                                  Director

                                            By:  /S/ CHRISTIAN ZANGERLE
                                                 ------------------------------
                                                  Dr. Christian Zangerle
                                                  Director

                                            By:   /S/ CHRISTIAN B. ROSENOW
                                                 ------------------------------
                                                  Christian B. Rosenow
                                                  Director